Exhibit 10.165

THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF JUNE 2, 2017 IN FAVOR OF MIDCAP FUNDING X TRUST, A DELAWARE STATUTORY TRUST, AS ADMINISTRATIVE AGENT, WHICH SUBORDINATION AGREEMENT (AS MAY BE AMENDED, MODIFIED, SUPPLEMENTED AND/OR RESTATED FROM TIME TO TIME IN ACCORDANCE WITH ITS TERMS) IS INCORPORATED HEREIN BY REFERENCE.

SETTLEMENT AGREEMENT

SETTLEMENT AGREEMENT, dated June 2, 2017 (this “Agreement”), by and among TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation (“Twinlab”), TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (“Twinlab Consolidated” or “Company”), NUTRASCIENCE LABS, INC., a Delaware corporation (“NSL” and together with Twinlab and Twinlab Consolidated, the “Twinlab Parties”), 2014 HUNTINGTON HOLDINGS, LLC, a Delaware limited liability company (“2014 Huntington”), CAROLYN HOLDINGS, LLC, a New York limited liability company (“Carolyn Holdings”), NCL HOLDING COMPANY, LLC (f/k/a/ NUTRICAP LABS, LLC), a New York limited liability company (“NC”), and VITACAP LABS, LLC, a New York limited liability company (“Vita” and together with 2014 Huntington, Carolyn Holdings and NC, the “Huntington Parties”). Each of the Twinlab Parties and the Huntington Parties are referred to herein individually as a “Party” and, collectively, as the “Parties.”

W I T N E S S E T H:

WHEREAS, Twinlab and 2014 Huntington entered into that certain Securities Purchase Agreement (the “SPA”), dated as of August 1, 2014, pursuant to which, among other things, Twinlab sold to 2014 Huntington, and 2014 Huntington purchased from Twinlab, 1,528,384 shares (the “Twinlab Shares”) of common stock, par value $0.0001 per share), of Twinlab; and

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of September 4, 2014, by and among Twinlab, TCC Merger Co. and Twinlab Consolidated, TCC Merger Co., a wholly-owned subsidiary of Twinlab Consolidated, merged with and into Twinlab (the “Merger”) and, as a result of the Merger, (i) Twinlab became a wholly-owned subsidiary of Twinlab Consolidated, (ii) the Twinlab Shares were converted into an equal number of shares of common stock, par value $0.001 per share (the “Common Stock”), of Twinlab Consolidated (the “Twinlab Consolidated Shares”) and (iii) Twinlab Consolidated became responsible for the obligations of Twinlab under the SPA; and

WHEREAS, Section 4.8 of the SPA obligates Twinlab Consolidated to make a cash payment to 2014 Huntington if, among other things, the sixty (60) day volume weighted average stock price of the Common Stock immediately prior to the eighteen (18) month anniversary of the Closing (as defined in the SPA) is less than $2.29 per share; and

WHEREAS, the sixty (60) day volume weighted average stock price of the Common Stock immediately prior to the eighteen (18) month anniversary of the Closing was less than $2.29 per share and, based on the formula set forth in Section 4.8 of the SPA, resulted in Twinlab Consolidated having to make a cash payment to 2014 Huntington in the aggregate amount of $3,200,000 (the “Section 4.8 Obligation”); and

WHEREAS, Twinlab Consolidated and 2014 Huntington desire to settle the Section 4.8 Obligation, and the Parties desires to address and resolve certain other matters between them, in each case, on the terms and conditions set forth in this Agreement; and

WHEREAS, in connection with the settlement of the Section 4.8 Obligation, it is contemplated that (i) Twinlab Consolidated shall issue to 2014 Huntington an unsecured promissory note (the “Note”) in the aggregate principal amount of Three Million Two Hundred Thousand Dollars ($3,200,000), which Note shall be in the form of Exhibit A attached hereto, (ii) 2014 Huntington shall return seven hundred seventy eight thousand three hundred eighty five (778,385) Twinlab Consolidated Shares (the “Subject Shares”) to Twinlab Consolidated to be held in escrow on the terms and conditions set forth herein, (iii) Twinlab Consolidated shall provide certain piggyback registration rights to 2014 Huntington in respect of the remaining seven hundred forty nine thousand nine hundred ninety nine (749,999) Twinlab Consolidated Shares (the “Remaining Shares”) held by 2014 Huntington and the Subject Shares and (iv) Carolyn Holdings and Twinlab Consolidated shall enter into a four (4) year lease (the “Lease”) for the premises located at 70 Carolyn Boulevard, Farmingdale, New York, which Lease shall be in the form of Exhibit B attached hereto.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

Settlement of Section 4.8 Obligation and Certain Other Matters

Section 1.1.      Settlement of Section 4.8 Obligation. Effective as of the Effective Date (as defined in Section 1.4), the Section 4.8 Obligation is hereby discharged in its entirety, and neither Twinlab nor Twinlab Consolidated shall have any further obligation to 2014 Huntington or any other Person (as defined below) under, or in respect of, Section 4.8 of the SPA. Effective as of the Effective Date, and in consideration for the discharge of the Section 4.8 Obligation, Twinlab Consolidated shall issue and deliver to 2014 Huntington the Note. Effective as of the Effective Date, and in consideration for the issuance and delivery by Twinlab Consolidated of the Note, 2014 Huntington shall place the Subject Shares in escrow with Twinlab Consolidated, together with stock powers duly executed in blank or other instruments of transfer requested by Twinlab Consolidated (as the Twinlab Consolidated Shares are set forth on one stock certificate, (i) 2014 Huntington shall deliver such stock certificate to Twinlab Consolidated on the Effective Date, (ii) Twinlab Consolidated shall promptly thereafter split such stock certificate into two (2) stock certificates, with one stock certificate being in the amount of the Subject Shares and the other stock certificate being in the amount of the Remaining Shares and (iii) Twinlab Consolidated shall hold the stock certificate in the amount of the Subject Shares in escrow and shall return to Twinlab Consolidated the stock certificate in the amount of the Remaining Shares). If the Note is paid off, in full, on or prior to August 14, 2017, the Subject Shares shall automatically be released from escrow, and transferred and assigned, to Twinlab Consolidated for no further consideration. If the Note remains outstanding on August 15, 2017, Twinlab Consolidated shall have the right, but not the obligation, to pay One Hundred Forty Thousand Dollars ($140,000)(the “Twinlab Option Price”) to 2014 Huntingon to purchase seven hundred sixty four thousand one hundred ninety two (764,192) of the Subject Shares (the “Twinlab Purchase Option”). Twinlab Consolidated shall be required to exercise the Twinlab Purchase Option and pay the Twinlab Option Price to 2014 Huntington no later than August 22, 2017 and, upon such timely exercise and payment by Twinlab Consolidated, seven hundred sixty four thousand one hundred ninety two (764,192) of the Subject Shares shall be released from escrow and transferred and assigned to the Company. If the Note remains outstanding on August 15, 2017 and Twinlab Consolidated does not timely exercise the Twinlab Purchase Option and pay the Twinlab Option Price, the Subject Shares shall be returned from escrow to 2014 Huntington and shall cease to be subject to repurchase by Twinlab Consolidated. For purposes of this Agreement, the term “Person” means any individual, corporation, partnership, limited liability company, joint venture, governmental agency or instrumentality, or any other entity.

Section 1.2.       Piggyback Registration Rights.

(a)     For purposes of this Agreement, the term “Registrable Securities” means the Remaining Shares and the Subject Shares held by 2014 Huntington; provided, that, the (i) Remaining Shares and the Subject Shares shall cease to constitute Registrable Securities at such time as they are freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Act”) and (ii) Subject Shares shall cease to constitute Registrable Securities if such Subject Shares are returned to the Company for cancellation in accordance with Section 1.1 or with respect to any Subject Shares purchased by the Company upon exercise of the Twinlab Purchase Option.

(b)     If Twinlab Consolidated, at any time on or after the Effective Date, proposes to register any of its securities under the Act (other than in connection with a registration on Form S-4 or S-8 or any successor forms) whether for its own account or for the account of any holder or holders of its shares (any shares of such holder or holders (but not those of the Company) with respect to any registration are referred to herein as, “Other Shares”), Twinlab Consolidated shall each such time give prompt (but not less than fifteen (15) days prior to the anticipated effectiveness thereof) written notice to 2014 Huntington of its intention to do so. Upon the written request of 2014 Huntington made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by 2014 Huntington), except as set forth in Section 1.2(c) below, Twinlab Consolidated will use its commercially reasonable efforts to effect the registration under the Act of all of the Registrable Securities which Twinlab Consolidated has been so requested to register by 2014 Huntington, by inclusion of such Registrable Securities in the registration statement which covers the securities which Twinlab Consolidated proposes to register; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Twinlab Consolidated shall determine for any reason in its sole discretion either to not register, to delay or to withdraw registration of such securities, Twinlab Consolidated may, at its election, give written notice of such determination to 2014 Huntington and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, (ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities (including the Other Shares) and (iii) in the case of a determination to withdraw registration, shall be permitted to withdraw registration. Upon such withdrawal, the rights under this Section 1.2 shall continue in full force and effect.

(c)     If Twinlab Consolidated at any time proposes to register any of its securities under the Act as contemplated by this Section 1.2 and such securities are to be distributed by or through one or more underwriters, Twinlab Consolidated shall, if requested by 2014 Huntington, use its commercially reasonable efforts to arrange for such underwriters to include all the Registrable Securities requested to be offered and sold by 2014 Huntington among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform Twinlab Consolidated of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters, then Twinlab Consolidated may, upon written notice to 2014 Huntington and holders of Other Shares, reduce pro rata in accordance with the number of shares of Common Stock desired to be included in such registration (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and Other Shares (but not the shares of Common Stock to be included in such registration for the account of Twinlab Consolidated) the registration of which shall have been requested by 2014 Huntington and each holder of Other Shares.

(d)     In connection with any registration of Registrable Securities pursuant to Section 1.2(b), Twinlab Consolidated shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Twinlab Consolidated shall:

(i)     prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective;

(ii)     notify 2014 Huntington of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (1) keep such registration statement effective and the prospectus included therein usable for a period commencing on the date that such registration statement is initially declared effective by the SEC and ending on the date when all Registrable Securities covered by such registration statement have been sold pursuant to the registration statement or cease to be Registrable Securities, and (2) comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iii)     furnish to 2014 Huntington such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as 2014 Huntington may reasonably request in order to facilitate the disposition of the Registrable Securities owned by 2014 Huntington;

(iv)     use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as 2014 Huntington may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable 2014 Huntington to consummate the disposition in such jurisdictions; provided, however, that Twinlab Consolidated shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

(v)     notify 2014 Huntington, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading;

(vi)     in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, Twinlab Consolidated shall use its commercially reasonable efforts to promptly to obtain the withdrawal of such order; and

(vii)     use its commercially reasonable efforts to cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable 2014 Huntington to consummate the disposition of such Registrable Securities.

(e) Twinlab Consolidated shall pay all Registration Expenses relating to the registration obligations set forth in this Section 1.2. For purposes of this Agreement, the term “Registration Expenses” means: (a) all registration, filing and FINRA fees, (b) all reasonable fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses and (d) the fees and disbursements of counsel for Twinlab Consolidated and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.

(f) If 2014 Huntington desires to include Registrable Securities in any registration, 2014 Huntington shall furnish to Twinlab Consolidated such information as Twinlab Consolidated may reasonably request in writing to enable Twinlab Consolidated to comply with the provisions hereof in connection with any registration referred to in this Agreement.

Section 1.3.     Termination of TSA and Related Agreements. NC hereby rescinds the Notice of Termination, dated April 14, 2017, that it delivered to NSL. The Parties acknowledge and agree that the Second Transition Services and License Agreement, made and entered into as of August 12, 2015 (the “TSA”), by and among NSL, NC, Vita and Carolyn Holdings is terminated and of no further force and effect, and no Party has any obligations or liabilities to any other Party arising under, or relating to, the TSA or its termination (including, without limitation, none of the Twinlab Parties have any obligations or liabilities under Section 3(i) of the TSA, including any per diem amounts referenced in Section 3(i)(b) of the TSA). Effective as of the Effective Date, each of the following agreements is hereby terminated and of no further force and effect: (i) that certain Landlord’s Agreement, dated as of March 1, 2016, by and among Carolyn Holdings, NC, NSL and Midcap Funding X Trust; and (ii) that certain Licensor’s Agreement, dated as of March 1, 2016, by and among NC, NSL and Midcap Funding X Trust. For the avoidance of doubt, the parties hereby confirm and acknowledge that Carolyn Holdings, Twinlab Consolidated and Midcap Funding X Trust have entered into that certain Landlord’s Agreement dated as of the date hereof (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Landlord’s Agreement”), which Landlord’s Agreement remains in full force and effect in accordance with its terms and that nothing in this Agreement is intended or shall be deemed to amend or modify any provision of the Landlord’s Agreement.

Section 1.4.     Effective Date. This Agreement and the transactions contemplated hereby shall be effective on the date (the “Effective Date”) that the conditions set forth in Article VI have been satisfied.

ARTICLE II

Representations and Warranties of the Twinlab Parties

The Twinlab Parties represent and warrant to the Huntington Parties as of the date hereof and as of the Effective Date as follows:

Section 2.1. Capacity and Binding Agreement.   Each of the Twinlab Parties has the power and authority to execute and deliver this Agreement (and, in the case of Twinlab Consolidated, to issue and deliver the Note) and any other documents to be executed and delivered by it as specified in Article V and to perform its obligations hereunder and thereunder. This Agreement has been, and each other agreement or instrument to be executed and delivered by such Twinlab Party as specified herein will be, duly authorized, executed and delivered by each of the Twinlab Parties and constitutes a valid and binding agreement of the Twinlab Parties, enforceable against the Twinlab Parties in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

Section 2.2. Non-contravention. Neither the execution and delivery of this Agreement by the Twinlab Parties or any other agreement or instrument referenced herein to be executed and delivered by the Twinlab Parties nor the performance by the Twinlab Parties of their respective obligations hereunder and thereunder will: (i) contravene any provision contained in its organizational and other governing documents; or (ii) violate or result in a material breach (with or without the lapse of time, the giving of notice or both) of or constitute a material default under (A) any contract or agreement to which the Twinlab Parties are a party or (B) any judgment, order, decree, law, rule or regulation or other restriction of any governmental authority.

Section 2.3. No Consents. No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other Person is necessary for the execution, delivery or performance by the Twinlab Parties of this Agreement or any other agreement or instrument to be executed by any of the Twinlab Parties as specified in Article V or the consummation of the transactions contemplated hereby or thereby, other than those consents or approvals which have been obtained and are in full force and effect or those required to be made under applicable law.

ARTICLE III

Representations and Warranties of the Huntington Parties

The Huntington Parties represent and warrant to the Twinlab Parties as of the date hereof and as of the Effective Date as follows:

Section 3.1. Capacity and Binding Agreement. Each of the Huntington Parties has the power and authority to execute and deliver this Agreement and any other documents to be executed and delivered by it as specified in Article V and to perform its obligations hereunder and thereunder. This Agreement has been, and each other agreement or instrument to be executed and delivered by such Huntington Party as specified herein will be, duly authorized, executed and delivered by each of the Huntington Parties and constitutes a valid and binding agreement of the Huntington Parties, enforceable against the Huntington Parties in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

Section 3.2. Non-contravention. Neither the execution and delivery of this Agreement by the Huntington Parties or any other agreement or instrument referenced herein to be executed and delivered by the Huntington Parties nor the performance by the Huntington Parties of their respective obligations hereunder and thereunder will: (i) contravene any provision contained in its organizational and other governing documents; or (ii) violate or result in a material breach (with or without the lapse of time, the giving of notice or both) of or constitute a material default under (A) any contract or agreement to which the Huntington Parties are a party or (B) any judgment, order, decree, law, rule or regulation or other restriction of any governmental authority.

Section 3.3.      No Consents. No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other Person is necessary for the execution, delivery or performance by the Huntington Parties of this Agreement or any other agreement or instrument to be executed by any of the Huntington Parties as specified in Article V or the consummation of the transactions contemplated hereby or thereby, other than those consents or approvals which have been obtained and are in full force and effect or those required to be made under applicable law.

Section 3.4.      Subject Shares. 2014 Huntington owns the Subject Shares free and clear of all liens, claims and encumbrances.

ARTICLE IV

Releases

Section 4.1.     Twinlab Party Release. In consideration of the mutual promises and consideration set forth in this Agreement, effective as of the Effective Date, the Twinlab Parties hereby release, acquit, and forever discharge the Huntington Parties and their affiliates, subsidiaries, parents, related companies, officers, directors, employees, agents, representatives, predecessors and successors in interest and assigns, past and present (collectively, the “Huntington Released Parties”), from any and all past, present, and future claims, actions, causes of action, lawsuits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, judgments, executions, losses, liabilities, demands and obligations of whatsoever character, nature, kind, or description, whether in law or equity, and whether known or unknown, which the Twinlab Parties ever had, now have, or may in the future have against the Huntington Released Parties for, upon, or by reason of any matter, cause, or thing whatsoever occurring on or before the Effective Date of this Agreement (including under the SPA and/or the TSA). It is understood that this is a full and complete resolution of claims and the giving of a full and complete general release with respect to the matters released herein. Each Twinlab Party hereby agrees and covenants not to commence any litigation or other legal or administrative proceeding against the Huntington Released Parties, whether in law or in equity, relating to the matters released herein, in each case with respect to matters occurring on or before the Effective Date of this Agreement. Notwithstanding the foregoing, this release shall not apply to the following (“Twinlab Excluded Matters”) and the Twinlab Excluded Matters are expressly excluded from this release: (i) any claims of the Twinlab Parties relating to any breach of this Agreement by any of the Huntington Parties or any other agreement or instrument referenced in Article V; and/or (ii) any matters occurring following the Effective Date. The Twinlab Parties hereby represent and warrant that they have not assigned any claims being released herby to any Person and will not assign any such claims prior to the Effective Date.

Section 4.2.     Huntington Party Release. In consideration of the mutual promises and consideration set forth in this Agreement, effective as of the Effective Date, the Huntington Parties hereby release, acquit, and forever discharge the Twinlab Parties and their affiliates, subsidiaries, parents, related companies, officers, directors, employees, agents, representatives, predecessors and successors in interest and assigns, past and present (collectively, the “Twinlab Released Parties”), from any and all past, present, and future claims, actions, causes of action, lawsuits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, judgments, executions, losses, liabilities, demands and obligations of whatsoever character, nature, kind, or description, whether in law or equity, and whether known or unknown, which the Huntington Parties ever had, now have, or may in the future have against the Twinlab Released Parties for, upon, or by reason of any matter, cause, or thing whatsoever occurring on or before the Effective Date of this Agreement (including (i) the Section 4.8 Obligation and any other obligations or liabilities under the SPA and/or (ii) under the TSA, including any per diem use and occupancy charges under Section 3(i) of the TSA). It is understood that this is a full and complete resolution of claims and the giving of a full and complete general release with respect to the matters released herein. Each Huntington Party hereby agrees and covenants not to commence any litigation or other legal or administrative proceeding against the Twinlab Released Parties, whether in law or in equity, relating to the matters released herein, in each case with respect to matters occurring on or before the Effective Date of this Agreement. Notwithstanding the foregoing, this release shall not apply to the following (“Huntington Excluded Matters”) and the Huntington Excluded Matters are expressly excluded from this release: (i) any claims of the Huntington Parties relating to any breach of this Agreement by any of the Twinlab Parties or any other agreement or instrument referenced in Article V; and/or (ii) any matters occurring following the Effective Date. The Huntington Parties hereby represent and warrant that they have not assigned any claims being released herby to any Person and will not assign any such claims prior to the Effective Date.

ARTICLE V

Conditions to Effective Date

Section 5.1. Conditions to the Effective Date. This Agreement shall be effective on the satisfaction of each of the following conditions:

(a)     Twinlab Consolidated shall have issued and delivered the Note to 2014 Huntington and shall have paid Fifty Thousand Dollars ($50,000) to 2014 Huntington to be applied towards interest accrued on the Note from August 6, 2016;

(b)     2014 Huntington shall have delivered to Twinlab Consolidated the stock certificate representing the Subject Shares to be held in escrow in accordance with Section 1.1 of this Agreement, together with a stock power duly endorsed in blank or other instruments of transfer requested by Twinlab Consolidated; and

(c)     Carolyn Holdings and Twinlab Consolidated shall have entered into the Lease.

ARTICLE VI

Miscellaneous

Section 6.1. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given when so delivered personally, or by facsimile, or if mailed, five (5) days after the date of mailing, as follows (or to such other address as a Party shall notify the other Party from time to time):

If to the Twinlab Parties:                     4800 T-Rex Avenue, Suite 305

Boca Raton, FL 33431

Attention: Al Gever

Facsimile: (561) 443-2821

with a copy to:

Greenberg Traurig, P.A.

401 East Las Olas Boulevard, Suite 2000

Fort Lauderdale, FL 33301

Attention: Bruce March, Esq.

Facsimile: (954) 759-5527

If to the Huntington Parties:              2014 Huntington Holdings, LLC

c/o Jonathan Greenhut

43 Hunting Hollow Court

Dix Hills, NY 11746

Email: jon@trueearthhealth.com

with a copy to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Attention: Christopher S. Auguste, Esq.

Facsimile: (212) 715-8277

Section 6.2. Expenses. Except as set forth in the next sentence, each Party shall bear its own fees and expenses incurred in connection with the negotiation, preparation and execution of this Agreement and any documents being executed in connection herewith. Twinlab Consolidated shall pay Thirty Thousand Dollars ($30,000) of the documented legal fees of Huntington in connection with the negotiation and preparation of this Agreement and the other agreements referred to herein.

Section 6.3. Governing Law; Consent to Jurisdiction. This Agreement (and all matters arising, directly or indirectly, from it) shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the conflicts of law principles thereof. Each of the Parties irrevocably submits to the exclusive jurisdiction of the state and federal courts of New York, New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each Party irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 6.4. Assignment; Successors and Assigns; No Third Party Rights. No Party shall assign any right or obligation arising pursuant to this Agreement without first obtaining the written consent of the other Party, and any attempted assignment shall be null and void. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, assigns and legal representatives. This Agreement shall be for the sole benefit of the Parties and their respective successors, assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the Parties and their respective successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

Section 6.5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

Section 6.6. Titles and Headings. The headings in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

Section 6.7. Entire Agreement. This Agreement, together with the Exhibits attached hereto, constitutes the entire agreement among the parties with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.

Section 6.8. Amendment and Modification. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party to this Agreement.

Section 6.9.     Waiver. Any of the terms or conditions of this Agreement may be waived at any time by the Party entitled to the benefit thereof, but only by a writing signed by the Party waiving such terms or conditions.

Section 6.10. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any court determines that any covenant, or any part of any covenant is invalid or unenforceable, such covenant shall be enforced to the full extent permitted by such court, and all other covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

IN WITNESS WHEREOF, the Parties have caused this Settlement Agreement to be duly executed as of the day and year first above written.

TWINLAB PARTIES:

TWINLAB CONSOLIDATION CORPORATION

By:  /s/ Alan S. Gever
      Name: Alan S. Gever

      Title: CFO / COO

TWINLAB CONSOLIDATED HOLDINGS INC.

By:  /s/ Alan S. Gever
      Name: Alan S. Gever

      Title: CFO / COO

NUTRASCIENCE LABS, INC.

By:  /s/ Alan S. Gever
      Name: Alan S. Gever

      Title: CFO / COO

HUNTINGTON PARTIES:

2014 HUNTINGTON HOLDINGS, LLC

By: /s/ Jonathan Greenhut
      Name: Jonathan Greenhut

      Title:

CAROLYN HOLDINGS, LLC

By:  /s/ Jonathan Greenhut
      Name: Jonathan Greenhut

      Title: Managing Member

NCL HOLDING COMPANY, LLC

By: /s/ Jonathan Greenhut
      Name: Jonathan Greenhut

      Title: Managing Member

VITACAP LABS, LLC

By: /s/ Jonathan Greenhut
      Name: Jonathan Greenhut

      Title: Managing Member